Exhibit 99.1

NEWS RELEASE

Chesapeake Energy and Southwestern Energy

Complete Merger and Provide Third Quarter Earnings Conference Call Information,

Company Rebranded as Expand Energy

OKLAHOMA CITY, October 1, 2024 – Chesapeake Energy Corporation (NASDAQ: CHK) and Southwestern Energy Company (NYSE: SWN) today closed on their previously announced combination. The combined company has been rebranded as Expand Energy Corporation. Expand Energy’s common stock will commence public trading on the NASDAQ under the ticker “EXE” at the open of trading on October 2, 2024, and will continue to trade today under the symbol “CHK”.

“As America’s largest natural gas producer and a top producer globally, Expand Energy is built to disrupt the industry’s traditional cost and market delivery model,” said Nick Dell’Osso, Expand Energy’s President and Chief Executive Officer. “Behind our advantaged portfolio, peer-leading returns program and resilient financial foundation, we are poised to capture the significant synergies provided by this powerful combination. We will expand opportunity for shareholders and consumers alike by enhancing margins and reaching more markets, reducing the overall cost of energy. The world needs more energy, and our team is committed to sustainably delivering it to consumers.”

In connection with its rebranding, Expand Energy launched a new website, which can be found at www.expandenergy.com.

The company will release its 2024 third quarter operational and financial results as well as provide certain preliminary information regarding its 2025 capital and operational plan after market close on October 29, 2024. A conference call to discuss the results and preliminary 2025 plan has been scheduled for October 30, 2024 at 9:00 a.m. EDT. Participants can view the live webcast here. Participants who would like to ask a question, can register here, and will receive the dial-in info and a unique PIN to join the call. Links to the conference call will be provided on Expand Energy’s website. A replay will be available on the website following the call.

About Expand Energy

Expand Energy Corporation (NASDAQ: EXE) is the largest independent natural gas producer in the United States, powered by dedicated and innovative employees focused on disrupting the industry’s traditional cost and market delivery model to responsibly develop assets in the nation’s most prolific natural gas basins. Expand Energy’s returns-driven strategy strives to create sustainable value for its stakeholders by leveraging its scale, financial strength and operational execution. Expand Energy is committed to expanding America’s energy reach to fuel a more affordable, reliable, lower carbon future.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “cause,” “continue,” “could,” “depend,” “develop,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “have,” “impact,” “implement,” “increase,” “intends,” “lead,” “maintain,” “may,” “might,” “plans,” “potential,” “possible,” “projected,” “reduce,” “remain,” “result,” “scheduled,” “seek,” “should,” “will,” “would” and other similar words or expressions. The absence of such words or expressions does not necessarily mean the statements are not forward-looking. Forward-looking statements are not statements of historical fact and reflect the current views of Expand Energy. These forward-looking statements include, but are not limited to, Expand Energy’s operations, strategies and plans, synergies and anticipated future performance. Although we believe our forward-looking statements are reasonable, statements made regarding future results are not guarantees of future performance and are subject to numerous assumptions, uncertainties and risks that are difficult to predict. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected.

INVESTOR CONTACT:	MEDIA CONTACT:	EXPAND ENERGY CORPORATION
Chris Ayres (405) 935-8870 ir@expandenergy.com	Brooke Coe (405) 935-8878 media@expandenergy.com	6100 North Western Avenue P.O. Box 18496 Oklahoma City, OK 73154

Actual outcomes and results may differ materially from the results stated or implied in the forward-looking statements included in this press release due to a number of factors, including, but not limited to: the risk that the business combination could have an adverse effect on the ability of Expand Energy to retain and hire key personnel, on the ability of Expand Energy to attract third-party customers and maintain its relationships with derivatives counterparties and on Expand Energy’s operating results and businesses generally; the risk that problems may arise in successfully integrating the businesses of the companies, which may result in Expand Energy not operating as effectively and efficiently as expected; the risk of any unexpected costs or expenses resulting from the business combination; the outcome of existing litigation and the risk of any further litigation relating to the business combination; the risk that Expand Energy may be unable to achieve synergies or other anticipated benefits of the business combination or it may take longer than expected to achieve those synergies or benefits and other important factors that could cause actual results to differ materially from those projected; the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves; the ability to replace reserves; environmental risks, drilling and operating risks, including the potential liability for remedial actions or assessments under existing or future environmental regulations and litigation; exploration and development risks; the effect of future regulatory or legislative actions on Expand Energy or the industry in which it operates, including the risk of new restrictions with respect to oil and natural gas development activities; the risk that the credit ratings of Expand Energy may be different from what Expand Energy expects; the ability of management to execute its plans to meet its goals and other risks inherent in Expand Energy’s business; public health crises, such as pandemics and epidemics, and any related government policies and actions; the potential disruption or interruption of Expand Energy’s operations due to war, accidents, political events, civil unrest, severe weather, cyber threats, terrorist acts, or other natural or human causes beyond Expand Energy’s control; and Expand Energy’s ability to identify and mitigate the risks and hazards inherent in operating in the global energy industry. Other unpredictable or unknown factors not discussed in this press release could also have material adverse effects on forward-looking statements. Such factors are difficult to predict and may be beyond the control of Chesapeake Energy Corporation (“Chesapeake”), Southwestern Energy Company (“Southwestern”) and Expand Energy, and may also include other risks and uncertainties including those detailed in Chesapeake’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Expand Energy’s website at http://investors.expandenergy.com/ and on the SEC’s website at http://www.sec.gov, and those detailed in Southwestern’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on the SEC’s website at http://www.sec.gov. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Expand Energy undertakes no obligation to publicly correct or update the forward-looking statements in this press release, in other documents, or on their respective websites to reflect new information, future events or otherwise, except as required by applicable law. All such statements are expressly qualified by this cautionary statement. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.